UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

ATHLON ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36026	46-2549833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously announced, on September 27, 2014, Athlon Energy Inc., a Delaware corporation (the “Company”), Encana Corporation, a Canadian corporation (“Parent”), and Alenco Acquisition Company Inc., a Delaware corporation and indirect, wholly owned subsidiary of Parent (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Parent, through Purchaser, commenced an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $58.50 per share in cash, without interest.

On November 3, 2014, the Company entered into an amendment to the Merger Agreement with Parent and Purchaser (the “Amendment to Merger Agreement”) to:  (a) amend the definition of “Material Adverse Effect” such that no change, event, circumstance or development that occurs after 12:00 midnight, New York City time, on November 7, 2014 (one minute after 11:59 p.m., New York City time, on November 7, 2014) shall be deemed to be, or taken into account in determining whether there has been or would reasonably be expected to be, a Material Adverse Effect, (b) reduce the amount of the Company Termination Fee from $207.5 million to $59.3 million, (c) waive the Company’s obligations to provide prior written notice to Parent for the Notice Period and to negotiate in good faith with Parent with respect to a Superior Proposal or Change of Board Recommendation, (d) require the Company to publicly disclose, within 24 hours, the fact of any bona fide and written Acquisition Proposal having been made, provided such Acquisition Proposal would result in any person or entity becoming the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 100% of the outstanding Shares or all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, regardless of whether the Company’s Board of Directors affirmatively deems it a Superior Proposal, and (e) extend the initial expiration date of the Offer until 12:00 midnight, New York City time, on November 12, 2014 (one minute after 11:59 P.M., New York City time, on November 12, 2014).

The foregoing description of the Amendment to Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to Merger Agreement, which is attached hereto as Exhibit 2.1.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Merger Agreement, as amended.  Please read the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2014 for a more detailed summary of the Merger Agreement.

Release of Tender Support Agreement

As previously announced, on September 27, 2014, in connection with the Offer, each of (A) Robert C. Reeves, Nelson K. Treadway, Bud W. Holmes, David B. McClelland, James R. Plemons, Jennifer L. Palko, John Souders, Melvyn E. Foster, Jr. and William B. D. Butler (the “Officers”), (B) J. Barton Kalsu, Ted A. Gardner and Mark A. Stevens (the “Independent Directors”), and (C) Apollo Athlon Holdings, L.P. and AP Overseas VII (Athlon FC) Holdings, L.P. (“Apollo” and, together with the Officers and the Independent Directors, the “Supporting Stockholders”), solely in his/her/its capacity as a stockholder of the Company, entered into a Tender Support Agreement with Parent and Purchaser (each, a “Tender Support Agreement”). Under the terms of each Tender Support Agreement, the Supporting Stockholders agreed, among other things, to tender all Shares held or thereafter acquired by them in the Offer, which on a combined basis represented approximately 35.8 percent of the Shares on a fully diluted basis.

On November 3, 2014, Parent and Purchaser executed letters addressed to each Supporting Stockholder to the Tender Support Agreements, wherein Parent and Purchaser agreed to waive and release such Supporting Stockholder from all of their respective covenants and obligations under the Tender Support Agreements.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Amendment to Agreement and Plan of Merger, dated as of November 3, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit (d)(8) to the Schedule TO of Encana Corporation and Alenco Acquisition Company Inc. filed with the SEC on November 3, 2014).

Additional Information and Where to Find It

The Offer for the Company’s outstanding Shares by Parent referenced in this communication commenced on October 10, 2014. The foregoing is neither an offer to purchase nor a solicitation of an offer to sell securities. On October 10, 2014, Parent filed with the SEC a tender offer statement and the Company filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AND ANY AMENDMENTS THERETO, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents and other relevant documents filed with the SEC through the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of these materials filed by the Company by going to “SEC Filings” under the “Investor Relations” section of the Company’s website at http://www.athlonenergy.com.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.”  These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions.  The Company has identified some of these forward-looking statements with words like “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could” or  “potential,”  the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements regarding the planned completion of the Offer, merger and the other transactions contemplated by the Merger Agreement, as amended. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks and uncertainties related to: uncertainties as to the timing of the transaction, uncertainties as to the percentage of the Company’s stockholders tendering their Shares in the Offer, the possibility that competing offers or acquisition proposals will be made, uncertainties as to the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement, as amended, and the possibility of any termination of the Merger Agreement, as amended, the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, service providers, customers, vendors and other business partners, the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability, legislative and regulatory activity and oversight and other risks and uncertainties pertaining to the Company’s business, including the risks and uncertainties detailed in the Company’s periodic filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, as well as the Offer documents filed by Parent and the Solicitation/Recommendation Statement filed by the Company in connection with the Offer. Readers are cautioned to not unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise any forward-looking statement as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2014

ATHLON ENERGY INC.

By:	/s/ John C. Souders
Name:	John C. Souders
Title:	Vice President—Controller and Principal Accounting Officer

Exhibit No.	Description

2.1

Amendment to Agreement and Plan of Merger, dated as of November 3, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit (d)(8) to the Schedule TO of Encana Corporation and Alenco Acquisition Company Inc. filed with the SEC on November 3, 2014).